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                                                                   EXHIBIT 16


WARBURG PINCUS JAPAN OTC FUND
COMMON SHARES
Schedule 16 Calculations


JAPAN OTC FUND

For the Year Ended April 30, 1998

               AGGREGATE RETURN WITH WAIVERS:

                             ((8,934-10,000)/10,000) = -10.66%

               AGGREGATE RETURN WITHOUT WAIVERS:

                             ((8,861-10,000)/10,000) = -11.39%


For the Six Months Ended April 30, 1998

               AGGREGATE RETURN WITH WAIVERS:

                             ((9,902-10,000)/10,000) = -0.98%

               AGGREGATE RETURN WITHOUT WAIVERS:

                             ((9,855-10,000)/10,000) = -1.45%


For the Period December 31, 1997 thru April 30, 1998

               AGGREGATE RETURN WITH WAIVERS:

                             ((10,787-10,000)/10,000) = 7.87%

               AGGREGATE RETURN WITHOUT WAIVERS:

                             ((10,752-10,000)/10,000) = 7.52%


For Inception (09/30/94) thru April 30, 1998

               ANNUALIZED RETURN WITH WAIVERS:

                                            1/3.58630
                             ((6,651/10,000)          -1) = -10.75%

               ANNUALIZED RETURN WITHOUT WAIVERS:

                                            1/3.58630
                             ((6,438/10,000)          -1) = -11.55%

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ARBURG PINCUS JAPAN OTC FUND
ADVISOR SHARES
Schedule 16 Calculations


JAPAN OTC FUND

For the Year Ended April 30, 1998

               AGGREGATE RETURN WITH WAIVERS:

                             ((8,872-10,000)/10,000) = -11.28%

               AGGREGATE RETURN WITHOUT WAIVERS:

                             ((8,210-10,000)/10,000) = -17.90%


For the Six Months Ended April 30, 1998

               AGGREGATE RETURN WITH WAIVERS:

                             ((9,916-10,000)/10,000) = -0.84%

               AGGREGATE RETURN WITHOUT WAIVERS:

                             ((9,200-10,000)/10,000) = -8.00%


For the Period December 31, 1997 thru April 30, 1998

               AGGREGATE RETURN WITH WAIVERS:

                             ((10,804-10,000)/10,000) = 8.04%

               AGGREGATE RETURN WITHOUT WAIVERS:

                             ((10,087-10,000)/10,000) = 0.87%


For Inception (09/30/94) thru April 30, 1998

               ANNUALIZED RETURN WITH WAIVERS:

                                            1/3.58630
                             ((6,573/10,000)          -1) = -11.04%

               ANNUALIZED RETURN WITHOUT WAIVERS:

                                            1/3.58630
                             ((5,470/10,000)          -1) = -15.48%